UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2017

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MTGE Investment Corp.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35260	45-0907772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, MD 20814
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (301) 968-9220
N/A
(Former name or former address, if changed since last report)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2017, MTGE Investment Corp. (the “Company”) and MTGE Management, LLC entered into separate Sales Agreements (collectively, the “Sales Agreements”) with each of Cantor Fitzgerald & Co. and Wells Fargo Securities, LLC (the “Agents”). Under the terms of the Sales Agreements, the Company may offer and sell up to $125,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share (“Common Stock”), from time to time to or through either of the Agents, acting as agent and/or principal.

Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the NASDAQ Global Select Market or on any other existing trading market for our Common Stock. Under the Sales Agreements, either Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. The compensation payable to each Agent for sales of Shares pursuant to its Sales Agreement will be up to 2.0% of the gross sales price for any Shares sold through it as sales agent under the applicable Sales Agreement.

Shares sold under the Sales Agreements, if any, will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-205300) (the “Registration Statement”), including the prospectus, dated June 26, 2015, and the prospectus supplement, dated August 2, 2017, as the same may be amended or supplemented.

The offering of Shares pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of all the Shares subject to the Sales Agreements or (2) the termination of the Sales Agreements by the Agents or the Company upon 10 days’ notice.

Item 2.02 Results of Operations and Financial Condition
On August 2, 2017, MTGE Investment Corp. issued a press release announcing its financial results for the three months ended June 30, 2017. The text of the press release is included as exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits

On August 2, 2017, Venable LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale from time to time to or through the Agents of up to $125,000,000 aggregate offering price of shares of Common Stock pursuant to the Sales Agreements. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
(d) Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated August 2, 2017, among MTGE Investment Corp., MTGE Management, LLC and Cantor Fitzgerald & Co.
1.2	Sales Agreement, dated August 2, 2017, among MTGE Investment Corp., MTGE Management, LLC and Wells Fargo Securities, LLC
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)
99.1	Press Release dated August 2, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTGE INVESTMENT CORP.
Dated:	August 2, 2017	By:	/s/ Donald W. Holley
Donald W. Holley
Senior Vice President and Chief Accounting Officer